EXHIBIT 32.2
                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jim Callaghan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Ancor Resources Inc., for the fiscal year ended February 28, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Ancor Resources Inc.

Date:  June 20, 2006


                                             	 /s/ Jim Callaghan
                                                 ---------------------------
                                                 Jim Callaghan
                                                 Secretary, Treasurer and
                                                 Director (Principal Financial
						 Officer and Principal
						 Accounting Officer)